Exhibit 99.27

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   March, 1998
           Series 1997-11, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate scheduled Monthly Payments:

        (a)    Principal                     $                      345,791.65
                                                -------------------------------
        (b)    Interest                      $                    3,029,070.95
                                                -------------------------------
        (c)    Total                         $                    3,374,862.60
                                                -------------------------------

     2.   Aggregate scheduled Monthly Payments received this month:

        (a)    Principal                     $                      325,463.37
                                                -------------------------------
        (b)    Interest                      $                    2,848,979.44
                                                -------------------------------
        (c)    Total                         $                    3,174,442.81
                                                -------------------------------

     3.   Aggregate Monthly Advances this month:

        (a)    Principal                     $                       20,328.28
                                                -------------------------------
        (b)    Interest                      $                      180,091.51
                                                -------------------------------
        (c)    Total                         $                      200,419.79
                                                -------------------------------

     4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:

        (a)    Principal                     $                       98,858.41
                                                -------------------------------

     5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:

        (a)    Principal                     $                   11,538,172.79
                                                -------------------------------
        (b)    Interest                      $                       73,835.68
                                                -------------------------------
        (c)    Total                         $                   11,612,008.47
                                                -------------------------------

     6.   Aggregate Insurance Proceeds received:

        (a)    Principal                     $                            0.00
                                                -------------------------------
        (b)    Interest                      $                            0.00
                                                -------------------------------
        (c)    Total                         $                            0.00
                                                -------------------------------
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     7.   Aggregate Liquidation Proceeds received:

        (a)    Principal                     $                            0.00
                                                -------------------------------
        (b)    Interest                      $                            0.00
                                                -------------------------------
        (c)    Total                         $                            0.00
                                                -------------------------------

     8.   Aggregate  Deficient  Valuations  with respect to the  Mortgage  Loans
          during the prior month:            $                            0.00
                                                -------------------------------

     9.   Aggregate Debt Service  Reductions  with respect to the Mortgage Loans
          during the prior month:            $                            0.00
                                                -------------------------------

     10.  Aggregate Purchase Prices for Defaulted Mortgage Loans:

        (a)    Principal                     $                            0.00
                                                -------------------------------
        (b)    Interest                      $                            0.00
                                                -------------------------------
        (c)    Total                         $                            0.00
                                                -------------------------------

     11.  Aggregate Purchase Prices for Defective Mortgage Loans:

        (a)    Principal                     $                            0.00
                                                -------------------------------
        (b)    Interest                      $                            0.00
                                                -------------------------------
        (c)    Total                         $                            0.00
                                                -------------------------------

     12.  Pool Scheduled Principal Balance:  $                  467,423,284.28
                                                 ------------------------------

     13.  Available Funds:                   $                   14,985,925.09
                                                 ------------------------------

     14.  Realized Losses for prior month:   $                            0.00
                                                 ------------------------------

     15.  Aggregate Realized Losses:

        (a)   Aggregate Realized Losses:     $                            0.00
                                                -------------------------------
        (b)   Deficient Valuations:          $                            0.00
                                                -------------------------------
        (c)   Debt Service Reductions:       $                            0.00
                                                -------------------------------
        (d)   Bankruptcy Losses:             $                            0.00
                                                -------------------------------
        (e)   Special Hazard Losses:         $                            0.00
                                                -------------------------------
        (f)   Fraud Losses:                  $                            0.00
                                                -------------------------------
        (g)   Excess Bankruptcy Losses:      $                            0.00
                                                -------------------------------
        (h)   Excess Special Hazard Losses:  $                            0.00
                                                -------------------------------
        (i)   Excess Fraud Losses:           $                            0.00
                                                -------------------------------

     16.  Non-Credit Losses:                 $                            0.00
                                                -------------------------------

     17.  Compensating Interest Payment:     $                        9,493.77
                                                -------------------------------

     18.  Total interest payments:           $                    3,003,102.25
                                                -------------------------------

     19.  Interest:

                                 Unpaid Class
         Accrued Certificate       Interest                          Accrual
Class          Interest           Shortfalls     Pay-out Rate         Amount
-----          --------           ----------     ------------         ------
R         $           0.00   $        0.00       0.000000000%   $        0.00
PO        $           0.00   $        0.00       0.000000000%   $        0.00
A1        $   1,545,344.04   $        0.00       7.000000007%   $        0.00
A2        $     175,245.00   $        0.00       7.000000000%   $        0.00
A3        $     274,919.17   $        0.00       7.000000085%   $        0.00
A4        $      92,376.67   $        0.00       7.000000253%   $        0.00
A5        $     584,167.50   $        0.00       7.000000000%   $        0.00
S         $     207,149.77   $        0.00       0.525121454%   $        0.00
M         $      45,187.11   $        0.00       7.000000248%   $        0.00
B1        $      27,695.51   $        0.00       6.999999431%   $        0.00
B2        $      21,863.04   $        0.00       7.000000008%   $        0.00
B3        $      14,575.36   $        0.00       7.000000008%   $        0.00
B4        $       4,371.44   $        0.00       6.999993782%   $        0.00
B5        $      10,207.64   $        0.00       6.999998971%   $        0.00

     20.  Principal Distribution Amount:       $                 11,982,822.84
                                                  -----------------------------

     21.  Principal Distribution Amount per Certificate:

                                      Principal Distribution
                                      ----------------------
        Class R                  $                        0.00
        Class PO                 $                       93.10
        Class A1                 $               11,209,324.07
        Class A2                 $                  758,085.94
        Class A3                 $                        0.00
        Class A4                 $                        0.00
        Class A5                 $                        0.00
        Class S                  $                        0.00
        Class M                  $                    5,587.20
        Class B1                 $                    3,424.44
        Class B2                 $                    2,703.27
        Class B3                 $                    1,802.18
        Class B4                 $                      540.51
        Class B5                 $                    1,262.13

     22.  Additional  distributions  to the Class R Certificate  pursuant to the
          Agreement:                            $                    0.00
                                                   -----------------------

     23.  Additional  distributions to the Class RL Certificate  pursuant to the
          Agreement:                            $                    0.00
                                                   -----------------------

     24.  Subordinate Certificate Writedown Amount:
                                                $                    0.00
                                                   -----------------------

     25.  Unanticipated Recoveries:             $                    0.00
                                                   -----------------------

B.   Other Amounts for such Distribution Date:

     1.   Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

     2.   Base Servicing Fee amount:           $                     99,917.49
                                                  -----------------------------

     3.   Supplemental Servicing Fee amount:   $                           N/A
                                                  -----------------------------

     4.   Credit Losses for prior month:       $                          0.00
                                                  -----------------------------

                                        Category A    Category B    Category C

     5.   Senior Percentage:  95.568590%    N/A         N/A             N/A
                            ------------   ----    --------    ------------

     6.   Group I Senior         N/A %      N/A         N/A             N/A
          Percentage:       ------------   ----    --------    ------------

     7.   Group II Senior        N/A %      N/A         N/A             N/A
          Percentage:       ------------   ----    --------    ------------

     8.   Senior Prepayment  100.000000%    N/A         N/A             N/A
          Percentage:       ------------   ----    --------    ------------

     9.   Group I Senior
          Prepayment             N/A %      N/A         N/A             N/A
          Percentage:       ------------   ----    --------    ------------

     10.  Group II Senior
          Prepayment             N/A %      N/A         N/A             N/A
          Percentage:       ------------   ----    --------    ------------

     11.  Junior Percentage:   4.431410%
                            ------------

     12.  Junior Prepayment    0.000000%
          Percentage:        ------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Karen Pickett
                                            -------------------------------
                                                     Karen Pickett
                                                     Vice President,
                                                     Investor Operations